United States
Securities and Exchange Commission
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Schedule 14A
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Littelfuse, Inc.
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*** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials Meeting Information Meeting Type: Annual Meeting LITTELFUSE, INC. For holders as of: March 01, 2010 Date: April 30, 2010 Time: 9:00 AM CST Location: Chicago Marriott O’Hare 8535 W. Higgins Chicago, Illinois You are receiving this communication because you hold shares in the above named company. LITTELFUSE, INC. O’HARE PLAZA This is not a ballot. You cannot use this notice to vote 8755 W. HIGGINS ROAD these shares. This communication presents only an CHICAGO, IL 60631 overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the R2.09.05.010 important information contained in the proxy materials before voting. 1 See the reverse side of this notice to obtain 0000048877 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Combined Document 2. Notice & Proxy Statement How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BYTELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 18, 2010 to facilitate timely delivery. . To facilitate timely delivery please make the request as instructed above on or before How To Vote Please Choose One of The Following Voting Methods R2.09.05.010 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special 2 requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares. 0000048877 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 T. J . Chung 02 John P. Driscoll 03 Anthony Grillo 04 Gordon Hunter 05 John E. Major 06 William P. Noglows 07 Ronald L. Schubel The Board of Directors recommends you vote FOR the following proposal(s): 2 Approve and ratify the appointment of Ernst and Young LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year. The Board of Directors does not have a recommendation for voting on the following proposal(s): 3 Approve the adoption of the Littelfuse, Inc. Long-Term Incentive Plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. R2.09.05.010 3 0000048877

00000488774 R2.09.05.010